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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             UNICAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                 65-0788314
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

            1111 KANE CONCOURSE,
         BAY HARBOR ISLAND, FLORIDA                       33154
  (Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class            If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the                 of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                      Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                    General Instruction A.(d)(2), please check the
following box. [ X ]                                           following box. [  ]


Securities Act registration statement file number to which this form relates:   333-46603

Securities to be registered pursuant to Section 12(b) of the Act:
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        Title of Each Class                       Name of Each Exchange on Which
        to be so Registered                       Each Class is to be Registered
        -------------------                       ------------------------------

Common Stock, par value $.001 per share               New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


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ITEM 1.  DESCRIPTION OF SECURITIES TO BE REGISTERED.

     The information set forth under the caption "Description of Capital Stock" on pages 97 and 98 of the registrant's Preliminary Prospectus dated February 20, 1998 that forms a part of the registrant's Registration Statement on Form S-1, File No. 333-46603, filed with the Securities and Exchange Commission on
February 20, 1998, is incorporated herein by reference.


ITEM 2.  EXHIBITS.

     None applicable.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        UNICAPITAL CORPORATION


Date:    March 19, 1998                 By: /s/ Robert J. New
                                            ------------------------
                                            Robert J. New
                                            Chairman and Chief Executive Officer













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